FIRST AMENDMENT TO SUPPLY AGREEMENT

This First Amendment (“Amendment”) to Supply Agreement is by and between Cellular Dynamics International, Inc. (“CDI”) and Hoffmann-La Roche Inc. (“Roche”).

WHEREAS CDI and Roche entered into that certain Supply Agreement, effective as of July 6, 2010 (the “Supply Agreement”); and

WHEREAS the parties desire to amend the Supply Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound agree as follows:

1. Exhibit C of the Supply Agreement shall be replaced with the Exhibit C attached to this Amendment.

2. Any capitalized terms used in this Amendment that are not defined herein shall have the meanings assigned to them in the Agreement.

3. Except as expressly amended by this Amendment the provisions of the Supply Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, this First Amendment to Supply Agreement is executed by the duly authorized representatives of the parties as a sealed instrument, effective as of the later of the dates below

CELLULAR DYNAMICS INTERNATIONAL, INC. Signature: /s/ Christopher J. Parker Print Name: Christopher J. Parker Title: Chief Commercial Officer Date: 6/5/2012	HOFFMANN-LA ROCHE INC. Signature: /s/ Mudher Albassam Print Name: Mudher Albassam Title: VP, Global Toxicology and Pathology Date: 13 June 2012

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EXHIBIT C
THE ROCHE GROUP
June 4, 2012

Roche Nutley

Hoffmann-La Roche Inc.
340 Kingsland Street
Nutley, New Jersey 07110 U.S.A.

Invoices to be sent to Accounts Payable:

by e-mail:    NutleyInvs@gene.com

by fax:    (877) 506-2639

by mail:    Accounts Payable
Genentech USA
PO Box 2947
South San Francisco, CA 94083-2947

Roche Basel

F. Hoffmann-La Roche Ltd
Grenzacherstrasse 124
4070 Basel, Switzerland

Invoices to be sent to:

F. Hoffman-LaRoche AG
Kreditorenbuchhaltung
4070 Basel
Switzerland

Genentech
Genentech, Inc.
One DNA Way
South San Francisco, CA 94080 U.S.A

Invoices to be sent to:

by mail:    Genentech, Inc.
PO Box 4354
Portland, OR 97208-4354

By e-mail:    8882139185@onlinecapturecenter.com

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